UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): \
                        March 29, 2005, March 11, 2005,
               August 31, 2004, June 16, 2004, February 27, 2004


                               Pipeline Data Inc.


             (Exact name of registrant as specified in its charter)


            DELAWARE                  333-79831                13-3953764

State or other jurisdiction of   (Registration No.)          (IRS Employer
 incorporation or organization                            Identification No.)


             1599 Washington Street, Braintree, Massachusetts 02184
                    (Address of principal executive offices)

                                 (800) 932-5708
                         (Registrant's telephone number,
                              including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ___ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ___ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ___ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ___ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

     On March 11, 2005, Pipeline Data Inc. was released its final funding tranche under the $6,000,000 financing arrangement with The Laurus Master Fund, Ltd. ("Laurus Funds" or "Laurus"), a financial institution specializing in funding small and micro-capitalization companies. On February 27, 2004, we entered into a series of financing arrangements with Laurus to provide our company with convertible debt financing. Under the arrangement, we issued Laurus a total of $6,000,000 in convertible notes; a $2,000,000 convertible note on February 27, 2004, a $1,000,000 convertible note on June 16, 2004, and a $3,000,000 convertible note on August 31, 2004. These secured convertible term notes mature on February 27, 2007, June 16, 2007 and August 31, 2007, respectively, and bear interest at an adjustable rate commencing at six percent (6.0%) per annum. Convertible notes in the principal amount of $5,000,000 are convertible into registered shares of our common stock at a fixed conversion price of $1.00 per share. Convertible notes in the principal amount of $1,000,000 are convertible into registered shares of our common stock at a fixed conversion price of $1.20 per share. We granted to Laurus a first priority security interest in our assets to secure the obligations under the note pursuant to security agreements dated February 27, 2004, June 16, 2004 and August 31, 2004 between us and Laurus.

     Pursuant to these transactions, we issued warrants to Laurus to purchase up to an aggregate of 1,450,000 shares of our common stock. Laurus may exercise the warrant for 500,000 shares through February 27, 2011, the warrant for 250,000 shares through June 16, 2011 and the warrant for 600,000 shares through August 31, 2011 and the warrant for 100,000 shares through March 11, 2012. The exercise price under the warrant is as follows: a price of $1.25 per share for the first 250,000 shares acquired upon exercise of the warrant; a price of $1.50 per share for the next 250,000 shares acquired upon exercise of the warrant; and a price of $1.75 per share for the third 250,000. The warrant for 600,000 shares may be exercised at a price of $1.40 per share and the warrant for the 100,000 shares may be exercised at a price of $1.25 per share. Neither the warrant for 600,000 or the warrant for 100,000 can be exercised on a cashless basis.

     We have filed registration statements on Form SB-2 with the Securities Exchange Commission registering the shares into which the principal and interest of the convertible notes can convert and into which the warrants are exercisable.

     The information in this Form 8-K as being furnished pursuant to Item 1.01 "Entry into a Material Definitive Agreement" and shall not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 2.03.  Creation of a Direct Financial Obligation.

     On March 11, 2005, Pipeline Data Inc. was released its final funding tranche under the $6,000,000 financing arrangement with The Laurus Master Fund, Ltd. ("Laurus Funds" or "Laurus"), a financial institution specializing in funding small and micro-capitalization companies. On February 27, 2004, we entered into a series of financing arrangements with Laurus to provide our company with convertible debt financing. Under the arrangement, we issued Laurus a total of $6,000,000 in convertible notes; a $2,000,000 convertible note on February 27, 2004, a $1,000,000 convertible note on June 16, 2004, and a $3,000,000 convertible note on August 31, 2004. These secured convertible term notes mature on February 27, 2007, June 16, 2007 and August 31, 2007, respectively, and bear interest at an adjustable rate commencing at six percent (6.0%) per annum. Convertible notes in the principal amount of $5,000,000 are convertible into registered shares of our common stock at a fixed conversion price of $1.00 per share. Convertible notes in the principal amount of $1,000,000 are convertible into registered shares of our common stock at a fixed conversion price of $1.20 per share. We granted to Laurus a first priority security interest in our assets to secure the obligations under the note pursuant to security agreements dated February 27, 2004, June 16, 2004 and August 31, 2004 between us and Laurus.

     Pursuant to these transactions, we issued warrants to Laurus to purchase up to an aggregate of 1,450,000 shares of our common stock. Laurus may exercise the warrant for 500,000 shares through February 27, 2011, the warrant for 250,000 shares through June 16, 2011 and the warrant for 600,000 shares through August 31, 2011 and the warrant for 100,000 shares through March 11, 2012. The exercise price under the warrant is as follows: a price of $1.25 per share for the first 250,000 shares acquired upon exercise of the warrant; a price of $1.50 per share for the next 250,000 shares acquired upon exercise of the warrant; and a price of $1.75 per share for the third 250,000. The warrant for 600,000 shares may be exercised at a price of $1.40 per share and the warrant for the 100,000 shares may be exercised at a price of $1.25 per share. Neither the warrant for 600,000 or the warrant for 100,000 can be exercised on a cashless basis.

     We have filed registration statements on Form SB-2 with the Securities Exchange Commission registering the shares into which the principal and interest of the convertible notes can convert and into which the warrants are exercisable.

     The information in this Form 8-K as being furnished pursuant to Item 2.03 "Creation of a Direct Financial Obligation" and shall not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

                                    SIGNATURE


     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                      Pipeline Data Inc,

Dated: March 29, 2005                               By: /s/ MacAllister Smith

                                                      ------------------------
                                                      MacAllister Smith
                                                      Chief Executive Officer